Exhibit 99.1

Electronic Arts Reports Q1 FY22 Financial Results Results Above Expectations, Raised Outlook for the Full Year

REDWOOD CITY, CA – August 4, 2021 – Electronic Arts Inc. (NASDAQ: EA) today announced preliminary financial results for its first fiscal quarter ended June 30, 2021.

“We’ve had a very strong start to the fiscal year with our incredible teams delivering experiences that continue to bring hundreds of millions of players together,” said Andrew Wilson, CEO of Electronic Arts. “Our new launches, leading games, and live services all had an outstanding quarter. With our expanding EA SPORTS portfolio, more amazing experiences in Apex Legends, the groundbreaking new Battlefield 2042, and our leading live services including mobile, we’re set to deliver more great games and content to players this year.”

“We delivered a big beat this quarter, primarily driven by outperformance from our recent launches coupled with continued strong execution in our live services,” said COO and CFO Blake Jorgensen. “We’re looking forward to the launches of our sports titles this quarter and Battlefield 2042 in time for the holidays. Based on our strong performance this quarter and supported by our ongoing confidence in our live services, we are raising our outlook for the full year. Our strategic position has never been stronger, with growth drivers in place for this year, next year, and beyond.”

Selected Operating Highlights and Metrics

•Net bookings1 for the trailing twelve months was $6.136 billion, up 3% year-over-year.
•More than 140 million players engaged with EA SPORTS™ games over the trailing twelve months.
•Over 31 million players joined FIFA 21 on console and PC since launch.
•FIFA Ultimate Team™ matches are up 48% year-over-year for the quarter.
•Season 9 for Apex Legends™ averaged more than 13 million weekly active players and set a new record for peak daily players across all seasons.

Selected Financial Highlights and Metrics

•Net cash (used in)/provided by operating activities was $(143) million for the quarter and $1.413 billion for the trailing twelve months.
•EA repurchased 2.3 million shares for $325 million during the quarter, bringing the total for the last twelve months to 7.2 million shares for $976 million.
•EA paid a cash dividend of $0.17 per share during the quarter.

Dividend

EA has declared a quarterly cash dividend of $0.17 per share of the Company’s common stock. The dividend is payable on September 22, 2021 to shareholders of record as of the close of business on September 1, 2021.

Quarterly Financial Highlights

	Three Months Ended
	June 30,
	2021	2020
(in $ millions, except per share amounts)
Full game	322	359
Live services and other	1,229	1,100
Total net revenue	1,551	1,459

Net income	204	365
Diluted earnings per share	0.71	1.25

Operating cash flow	(143)	378

Value of shares repurchased	325	78
Number of shares repurchased	2.3	0.7

The following GAAP-based financial data2 and tax rate of 18% was used internally by company management to adjust its GAAP results in order to assess EA’s operating results:

	Three Months Ended June 30, 2021
		GAAP-Based Financial Data
(in $ millions)	Statement of Operations	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
Total net revenue	1,551	—	(215)	—
Cost of revenue	315	(22)	—	(1)
Gross profit	1,236	22	(215)	1
Total operating expenses	914	(40)	—	(124)
Operating income	322	62	(215)	125
Interest and other income (expense), net	(14)	—	—	—
Income before provision for income taxes	308	62	(215)	125
Number of shares used in computation:
Diluted	289

Trailing Twelve Months Financial Highlights

	Twelve Months Ended
	June 30,
	2021	2020
(in $ millions)
Full game	1,576	1,984
Live services and other	4,145	3,803
Total net revenue	5,721	5,787

Net income	676	1,983*

Operating cash flow	1,413	2,017

Value of shares repurchased	976	980
Number of shares repurchased	7.2	9.8

*Includes the impact of one-time tax benefits recognized during the period.

The following GAAP-based financial data2 and tax rate of 18% was used internally by company management to adjust its GAAP results in order to assess EA’s operating results:

	Twelve Months Ended June 30, 2021
		GAAP-Based Financial Data
(in $ millions)	Statement of Operations	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
Total net revenue	5,721	—	415	—
Cost of revenue	1,521	(26)	—	(5)
Gross profit	4,200	26	415	5
Total operating expenses	3,303	(65)	—	(453)
Operating income	897	91	415	458
Interest and other income (expense), net	(40)	—	—	—
Income before provision for income taxes	857	91	415	458

Operating Metric

The following is a calculation of our total net bookings1 for the periods presented:

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2021	2020	2021	2020
(in $ millions)
Total net revenue	1,551	1,459	5,721	5,787
Change in deferred net revenue (online-enabled games)	(215)	(69)	415	193
Net bookings	1,336	1,390	6,136	5,980

Business Outlook as of August 4, 2021

Our financial expectations for the second fiscal quarter ending September 30, 2021 and the fiscal year ending March 31, 2022 include estimates of the impact of our completed acquisitions on consolidated results. The GAAP and operating cash flow estimates could be materially impacted as we integrate these recent acquisitions.

Fiscal Year 2022 Expectations – Ending March 31, 2022

Financial metrics:
•Net revenue is expected to be approximately $6.850 billion.
◦Change in deferred net revenue (online-enabled games) is expected to be approximately $550 million.
•Net income is expected to be approximately $456 million.
•Diluted earnings per share is expected to be approximately $1.58.
•Operating cash flow is expected to be approximately $1.850 billion.
•The Company estimates a share count of 289 million for purposes of calculating fiscal year
2022 diluted earnings per share.

Operational metric:
•Net bookings1 is expected to be approximately $7.400 billion.

In addition, the following outlook for GAAP-based financial data2 and a long-term tax rate of 18% are used internally by EA to adjust our GAAP expectations to assess EA’s operating results and plan for future periods:

	Twelve Months Ending March 31, 2022
		GAAP-Based Financial Data
	GAAP Guidance	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
(in $ millions)
Total net revenue	6,850	—	550	—
Cost of revenue	1,921	(140)	—	(5)
Operating expense	4,015	(160)	—	(545)
Income before provision for income taxes	856	300	550	550
Net income	456
Number of shares used in computation:
Diluted shares	289

Second Quarter Fiscal Year 2022 Expectations – Ending September 30, 2021
Financial metrics:
•Net revenue is expected to be approximately $1.775 billion.
◦Change in deferred net revenue (online-enabled games) is expected to be approximately $(50) million.
•Net income is expected to be approximately $105 million.
•Diluted earnings per share is expected to be approximately $0.36.
•The Company estimates a share count of 288 million for purposes of calculating second quarter fiscal 2022 diluted earnings per share.

Operational metric:
•Net bookings1 is expected to be approximately $1.725 billion.

In addition, the following outlook for GAAP-based financial data2 and a long-term tax rate of 18% are used internally by EA to adjust our GAAP expectations to assess EA’s operating results and plan for future periods:

	Three Months Ending September 30, 2021
		GAAP-Based Financial Data
	GAAP Guidance	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
(in $ millions)
Total net revenue	1,775	—	(50)	—
Cost of revenue	518	(35)	—	—
Operating expense	1,030	(40)	—	(150)
Income before provision for income taxes	212	75	(50)	150
Net income	105
Number of shares used in computation:
Diluted shares	288

Conference Call and Supporting Documents

Electronic Arts will host a conference call on August 4, 2021 at 2:00 pm PT (5:00 pm ET) to review its results for the fiscal quarter ended June 30, 2021 and its outlook for the future. During the course of the call, Electronic Arts may disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number (866) 324-3683 (domestic) or (509) 844-0959 (international), using the conference code 1183378 or via webcast at EA’s IR Website at http://ir.ea.com.

EA has posted a slide presentation with a financial model of EA’s historical results and guidance on EA’s IR Website. EA will also post the prepared remarks and a transcript from the conference call on EA’s IR Website.

A dial-in replay of the conference call will be available until August 18, 2021 at 855-859-2056 (domestic) or 404-537-3406 (international) using pin code 1183378. An audio webcast replay of the conference call will be available for one year on EA’s IR Website.

Forward-Looking Statements

Some statements set forth in this release, including the information relating to EA’s expectations under the heading “Business Outlook as of August 4, 2021,” and other information regarding EA's fiscal 2022 expectations contain forward-looking statements that are subject to change. Statements including words such as “anticipate,” “believe,” “expect,” “intend,” “estimate,” “plan,” “predict,” “seek,” “goal,” “will,” “may,” “likely,” “should,” “could” (and the negative of any of these terms), “future” and similar expressions also identify forward-looking statements. These forward-looking statements are not guarantees of future performance and reflect management’s current expectations. Our actual results could differ materially from those discussed in the forward-looking statements.

Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: the impact of the COVID-19 pandemic, sales of the Company’s products and services; the Company’s ability to develop and support digital products and services, including managing online security and privacy; outages of our products, services and technological infrastructure; the Company’s ability to manage expenses; the competition in the interactive entertainment industry; governmental regulations; the effectiveness of the Company’s sales and marketing programs; timely development and release of the Company’s products and services; the Company’s ability to realize the anticipated benefits of, and integrate, acquisitions; the consumer demand for, and the availability of an adequate supply of console hardware units; the Company’s ability to predict consumer preferences among competing platforms; the Company’s ability to develop and implement new technology; foreign currency exchange rate fluctuations; general economic conditions; changes in our tax rates or tax laws; and other factors described in Part I, Item 1A of Electronic Arts’ latest Annual Report on Form 10-K under the heading “Risk Factors”, as well as in other documents we have filed with the Securities and Exchange Commission.

These forward-looking statements are current as of August 4, 2021. Electronic Arts assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law. In addition, the preliminary financial results set forth in this release are estimates based on information currently available to Electronic Arts.

While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2021. Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended June 30, 2021.

About Electronic Arts

Electronic Arts (NASDAQ: EA) is a global leader in digital interactive entertainment. The Company develops and delivers games, content and online services for Internet-connected consoles, mobile devices and personal computers.

In fiscal year 2021, EA posted GAAP net revenue of $5.6 billion. Headquartered in Redwood City, California, EA is recognized for a portfolio of critically acclaimed, high-quality brands such as EA SPORTS™ FIFA, Battlefield™, Apex Legends™, The Sims™, Madden NFL, Need for Speed™, Titanfall™, Plants vs. Zombies™ and F1®. More information about EA is available at www.ea.com/news.

EA SPORTS, Ultimate Team, Battlefield, Need for Speed, Apex Legends, The Sims, Titanfall and Plants vs. Zombies are trademarks of Electronic Arts Inc. John Madden, NFL, FIFA and F1 are the property of their respective owners and used with permission.

For additional information, please contact:

Chris Evenden	John Reseburg
Vice President, Investor Relations	Vice President, Global Communications
650-628-0255	650-628-3601
cevenden@ea.com	jreseburg@ea.com

1 Net bookings is defined as the net amount of products and services sold digitally or sold-in physically in the period. Net bookings is calculated by adding total net revenue to the change in deferred net revenue for online-enabled games.

2 For more information about the nature of the GAAP-based financial data, please refer to EA’s Form 10-K for the fiscal year ended March 31, 2021.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Operations
(in $ millions, except per share data)

	Three Months Ended
	June 30,
	2021	2020
Net revenue	1,551	1,459
Cost of revenue	315	288
Gross profit	1,236	1,171
Operating expenses:
Research and development	515	438
Marketing and sales	190	121
General and administrative	169	136
Amortization of intangibles	40	5
Total operating expenses	914	700
Operating income	322	471
Interest and other income (expense), net	(14)	(3)
Income before provision for income taxes	308	468
Provision for income taxes	104	103
Net income	204	365
Earnings per share
Basic	0.71	1.27
Diluted	0.71	1.25
Number of shares used in computation
Basic	286	288
Diluted	289	292

Results (in $ millions, except per share data)
The following table reports the variance of the actuals versus our guidance provided on May 11, 2021 for the three months ended June 30, 2021 plus a comparison to the actuals for the three months ended June 30, 2020.

	Three Months Ended June 30,
	2021		2021	2020
	Guidance	Variance	Actuals	Actuals
Net revenue
Net revenue	1,475	76	1,551	1,459
GAAP-based financial data
Change in deferred net revenue (online-enabled games)[1]	(225)	10	(215)	(69)
Cost of revenue
Cost of revenue	287	28	315	288
GAAP-based financial data
Acquisition-related expenses	(5)	(17)	(22)	—
Stock-based compensation	—	(1)	(1)	(1)
Operating expenses
Operating expenses	955	(41)	914	700
GAAP-based financial data
Acquisition-related expenses	(70)	30	(40)	(5)
Stock-based compensation	(125)	1	(124)	(101)
Income before tax
Income before tax	220	88	308	468
GAAP-based financial data
Acquisition-related expenses	75	(13)	62	5
Change in deferred net revenue (online-enabled games)[1]	(225)	10	(215)	(69)
Stock-based compensation	125	—	125	102
Tax rate used for management reporting	18%		18%	18%
Earnings per share
Basic	0.24	0.47	0.71	1.27
Diluted	0.24	0.47	0.71	1.25
Number of shares
Basic	287	(1)	286	288
Diluted	291	(2)	289	292

1The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Balance Sheets
(in $ millions)

	June 30, 2021	March 31, 2021[2]
ASSETS
Current assets:
Cash and cash equivalents	2,838	5,260
Short-term investments	881	1,106
Receivables, net	557	521
Other current assets	401	326
Total current assets	4,677	7,213
Property and equipment, net	510	491
Goodwill	4,256	2,868
Acquisition-related intangibles, net	909	309
Deferred income taxes, net	1,960	2,045
Other assets	422	362
TOTAL ASSETS	12,734	13,288
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	73	96
Accrued and other current liabilities	1,093	1,341
Deferred net revenue (online-enabled games)	1,305	1,527
Total current liabilities	2,471	2,964
Senior notes, net	1,877	1,876
Income tax obligations	321	315
Deferred income taxes, net	24	43
Other liabilities	313	250
Total liabilities	5,006	5,448

Stockholders’ equity:
Common stock	3	3
Retained earnings	7,760	7,887
Accumulated other comprehensive loss	(35)	(50)
Total stockholders’ equity	7,728	7,840
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	12,734	13,288

2Derived from audited consolidated financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Cash Flows
(in $ millions)

	Three Months Ended June 30,
	2021	2020
OPERATING ACTIVITIES
Net income	204	365
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion	105	37
Stock-based compensation	125	102
Change in assets and liabilities
Receivables, net	12	(44)
Other assets	(74)	44
Accounts payable	(19)	(3)
Accrued and other liabilities	(302)	(66)
Deferred income taxes, net	28	10
Deferred net revenue (online-enabled games)	(222)	(67)
Net cash provided by (used in) operating activities	(143)	378
INVESTING ACTIVITIES
Capital expenditures	(44)	(38)
Proceeds from maturities and sales of short-term investments	507	694
Purchase of short-term investments	(285)	(664)
Acquisitions, net of cash acquired	(1,989)	—
Net cash used in investing activities	(1,811)	(8)
FINANCING ACTIVITIES
Proceeds from issuance of common stock	—	3
Cash dividends paid	(49)	—
Cash paid to taxing authorities for shares withheld from employees	(105)	(69)
Repurchase and retirement of common stock	(325)	(78)
Net cash used in financing activities	(479)	(144)
Effect of foreign exchange on cash and cash equivalents	11	19
Change in cash and cash equivalents	(2,422)	245
Beginning cash and cash equivalents	5,260	3,768
Ending cash and cash equivalents	2,838	4,013

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions, except per share data)

	Q1	Q2	Q3	Q4	Q1	YOY %
	FY21	FY21	FY21	FY21	FY22	Change
Net revenue
Net revenue	1,459	1,151	1,673	1,346	1,551	6%
GAAP-based financial data
Change in deferred net revenue (online-enabled games)[1]	(69)	(241)	727	144	(215)
Gross profit
Gross profit	1,171	865	1,072	1,027	1,236	6%
Gross profit (as a % of net revenue)	80%	75%	64%	76%	80%
GAAP-based financial data
Acquisition-related expenses	—	—	—	4	22
Change in deferred net revenue (online-enabled games)[1]	(69)	(241)	727	144	(215)
Stock-based compensation	1	2	1	1	1
Operating income
Operating income	471	149	251	175	322	(32%)
Operating income (as a % of net revenue)	32%	13%	15%	13%	21%
GAAP-based financial data
Acquisition-related expenses	5	6	5	18	62
Change in deferred net revenue (online-enabled games)[1]	(69)	(241)	727	144	(215)
Stock-based compensation	102	113	111	109	125
Net income
Net income	365	185	211	76	204	(44%)
Net income (as a % of net revenue)	25%	16%	13%	6%	13%
GAAP-based financial data
Acquisition-related expenses	5	6	5	18	62
Change in deferred net revenue (online-enabled games)[1]	(69)	(241)	727	144	(215)
Stock-based compensation	102	113	111	109	125
Tax rate used for management reporting	18%	18%	18%	18%	18%
Diluted earnings per share	1.25	0.63	0.72	0.26	0.71	(43%)
Number of diluted shares used in computation
Basic	288	289	290	288	286
Diluted	292	293	292	290	289

1The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q1	Q2	Q3	Q4	Q1	YOY %
	FY21	FY21	FY21	FY21	FY22	Change
QUARTERLY NET REVENUE PRESENTATIONS
Net revenue by composition
Full game downloads	223	163	347	185	233	4%
Packaged goods	136	119	375	65	89	(35%)
Full game	359	282	722	250	322	(10%)
Live services and other	1,100	869	951	1,096	1,229	12%
Total net revenue	1,459	1,151	1,673	1,346	1,551	6%
Full game	25%	25%	43%	19%	21%
Live services and other	75%	75%	57%	81%	79%
Total net revenue %	100%	100%	100%	100%	100%
GAAP-based financial data
Full game downloads	(5)	(2)	53	(19)	(5)
Packaged goods	(67)	(14)	83	(44)	(35)
Full game	(72)	(16)	136	(63)	(40)
Live services and other	3	(225)	591	207	(175)
Total change in deferred net revenue (online-enabled games) by composition[1]	(69)	(241)	727	144	(215)

Net revenue by platform
Console	932	714	1,191	879	972	4%
PC & Other	325	249	326	295	361	11%
Mobile	202	188	156	172	218	8%
Total net revenue	1,459	1,151	1,673	1,346	1,551	6%
GAAP-based financial data
Console	(108)	(201)	619	71	(278)
PC & Other	15	(24)	73	51	9
Mobile	24	(16)	35	22	54
Total change in deferred net revenue (online-enabled games) by platform[1]	(69)	(241)	727	144	(215)

1The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q1	Q2	Q3	Q4	Q1	YOY %
	FY21	FY21	FY21	FY21	FY22	Change
CASH FLOW DATA
Operating cash flow	378	61	1,124	371	(143)	(138%)
Operating cash flow - TTM	2,017	2,041	2,061	1,934	1,413	(30%)
Capital expenditures	38	25	30	31	44	16%
Capital expenditures - TTM	133	131	133	124	130	(2%)
Repurchase and retirement of common stock	78	—	326	325	325	317%
Cash dividends paid	—	—	49	49	49	100%
DEPRECIATION
Depreciation expense	31	32	37	38	40	29%
BALANCE SHEET DATA
Cash and cash equivalents	4,013	4,059	4,772	5,260	2,838
Short-term investments	1,947	1,972	1,938	1,106	881
Cash and cash equivalents, and short-term investments	5,960	6,031	6,710	6,366	3,719	(38%)
Receivables, net	507	423	778	521	557	10%
STOCK-BASED COMPENSATION
Cost of revenue	1	2	1	1	1
Research and development	66	74	74	71	85
Marketing and sales	11	12	11	12	12
General and administrative	24	25	25	25	27
Total stock-based compensation	102	113	111	109	125